UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

KL Allocation Fund

Advisor Class (GAVAX)

Institutional Class (GAVIX)

ANNUAL REPORT

AUGUST 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 998-9890 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 998-9890 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

KL Allocation Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the KL Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.knowledgeleadersfunds.com

Dear Shareholders,

The KL Allocation Fund had a monumental performance year in fiscal 2020--a year that included the best and worst quarters in the stock market in more than a decade, global pandemic shutdowns and re-openings and unprecedented fiscal and monetary policy stimulus--achieving both of the fund’s objectives of long-term capital appreciation and capital preservation. As a result, for the last two full quarters ended 3/31 and 6/30/20, the fund earned a 5-star rating from Morningstar (for the 3-year, 5-year and overall periods of 399, 342 and 399 funds in the World Allocation category respectively as of 6/30/20). The fund’s results were the direct result of moves made in the portfolio to navigate these extremes, which we discuss in detail below.

Perhaps most remarkable is the diversification benefit KL Allocation Fund investors experienced over the reporting period in the form of uncorrelated alpha. Over the last year, the fund was only 61% correlated to the Morningstar DM Large-Mid Cap Index compared to 100% for the benchmark, yet generated alpha, a measure of excess return, of 11.61%, ranking the fund in the top 1st percentile of 482 peers in the category for the 1-year period. At the same time, the fund turned in a highly unusual negative 1-year downside capture statistic of -5.88%, compared to the 100% for the benchmark, also ranking in the top 1st percentile of 482 peers. The extremely low risk of the portfolio over the last year can been observed in the fund’s beta statistic of 0.18, compared to 1.00 for the benchmark (all risk stats in this paragraph: GAVIX as of 8/31/20).

Fund Performance (as of 8/31/20)	1Y (%)	5Y (% annualized)	Since Inception 9/30/10 (% annualized)
KL Allocation Fund (GAVIX)	16.58	7.17	8.11
KL Allocation Fund (GAVAX)	16.28	6.91	7.82
Benchmark Performance
Morningstar DM Large-Mid Cap Index	16.42	10.32	9.83
Custom Index	13.46	8.07	7.43

*The performance data quoted here represents past performance. Past performance is no guarantee of future results. As of 6/30/2020, the 1-year, 5-year and since inception annualized total returns for the KL Allocation Fund Advisor Class were 15.16%, 5.63% and 7.48% and Institutional Class were 15.43%, 5.89% and 7.77%, respectively. The Morningstar Developed Markets Large-Mid Cap Index 1-year, 5-year and since inception annualized total returns as of 6/30/2020 were 2.62%, 6.84% and 8.77%. The total annual operating expenses of the Fund are 1.49% and 1.24% for the Advisor and Institutional Classes, respectively. The inception date for the KL Allocation Fund is 09/30/10. The Morningstar percentile ranking is based on the fund’s alpha relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 1st percentile for the 3 year period among 433 peers in the Morningstar World Allocation Category, 1st percentile in the 5 year period among 405 peers, and 1st percentile in the since inception period among 300 peers. The Morningstar percentile ranking is based on the fund’s downside capture relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 1st percentile for the 3 year period among 433 peers in the Morningstar World Allocation Category, 1st percentile in the 5 year period among 405 peers, 1st percentile in the since inception period among 300 peers. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Rankings listed are for the period ending 8/31/20. Ratings for other share classes may differ due to different performance characteristics. The Fund’s ratings reflect fee waivers in effect; in their absence, ratings may have been lower. Multiple share classes of a fund have a common portfolio but impose different expense structures. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees.*

1600 Broadway, Suite 1600, Denver, CO 80202  |  T. 303.763.1810  |  www.KnowledgeLeadersCapital.com

1

Preserving capital has always been a pillar of our process. In fact, capital preservation is the fund’s secondary objective after capital appreciation. These two objectives are not mutually exclusive; they are complementary. For example, the laws of compounding dictate that it takes a gain of 55% to compensate for a hypothetical loss of 35%. If we can cut that hypothetical loss to just 10% through prudent risk management, then a gain of only 11% would be needed to completely erase that drawdown. Aiming to augment our total return by avoiding large drawdowns is what we call winning by losing less. See our Moneyball Investing white paper for a deeper dive into our philosophy of seeking to make fewer unforced errors than the market in our practice of investing. Since the beginning of the Q4 2018, we have been writing about what we viewed as a particularly risky environment for equity prices. Those concerns stemmed from the deflationary consequences of the trade wars evident in empirical data and then morphed into concerns about historic extremes in investor sentiment toward risk assets as tail risk from the trade war receded. For these reasons, the fund held a large allocation of long-duration US Treasury bonds from Q4 2018 to the middle of Q1 2020. This allocation to US Treasury bonds was instrumental in helping the fund sidestep the bulk of the crash in December 2018. As data continued to point to slower growth in 2019, the prospect for continued outperformance of US Treasury bonds compared to stocks remained. In the full year of 2019, 25+ year zero coupon US Treasury bonds returned 33%, compared to 27.56% for the Morningstar Developed Markets Mid-Large Cap Index (NR USD) as of 12/31/19 on a price basis. The correlation between stock and bond prices was also negative, so US Treasuries were an effective hedge to equity exposure. This allowed the KL Allocation Fund to achieve a fully hedged asset allocation by combining global equities with US Treasuries. Indeed, “Fully Hedged” was the title of our Q3 2019 quarterly strategy report. That fully hedged allocation contributed to the fund achieving positive returns during the two 5%+ selloffs in global stocks in both May of 2019 and July-August 2019. As Phase 1 of the trade war was completed toward the end of 2019, investor sentiment ran exuberant. In our Q4 2019 quarterly strategy report—entitled “Patience is Part of a Disciplined Investment Strategy”--we noted multiple historic extremes in investor sentiment that pointed to below average equity returns. We certainly did not predict the fallout from COVID-19, but the bulk of the evidence pointed to a vulnerable market structure in which the average investor was accepting a much higher degree of risk than normal. In this way, COVID-19 was the spark, but the tinder was already present. Our hedged positioning utilizing Treasury bonds free of credit risk (as opposed to corporate bonds) once again benefited the fund as long-term zero-coupon Treasury bonds returned 22% from 1/1/20-2/28/20 while global equities were down double digits. Supposedly less risky corporate bonds subsequently fell in value by double digits as well. As US Treasury rates plumbed new all-time lows by a wide margin, we liquidated our entire stock of long-term Treasury bonds on February 28, 2020 and posted an action alert to our investors. All-time lows in yields with nominal yields so close to zero have made the risk/return profile of nominal Treasury bonds unattractive. On the other hand, equity valuations became more attractive in mid-March, and we significantly increased our equity exposure from 43.9% at the end of 4Q19 to 58.07% at the end of 1Q20. We also took the opportunity to capitalize on the weakness in gold to double our allocation to the metal from 4.51% at the end of 4Q19 to 9.29% at the end of 1Q20. Investing in a risk-managed way is not always comfortable in periods when exuberant investor sentiment drives the prices and valuations of risk assets to extreme levels. Indeed, it’s the risk-managed fund that looks out of step with reality in such a scenario. However, as we have recently witnessed, prudence ultimately wins out as years of equity returns can vanish in a matter of days if an adverse scenario develops. In such times, the margin of safety in equities becomes larger as downside risks become incorporated into equity valuations. In our case, we took that opportunity to build positions in highly innovative, high quality companies that we believe are likely to be going concerns far after the COVID-19 fallout.

Global stocks had their best quarter in more than ten years in the second quarter of 2020. The positive action took place alongside global re-openings following the COVID-19 shutdowns and unprecedented fiscal and monetary policy stimulus. During the quarter, we witnessed global increases in consumer sentiment, factory output, trade volumes, housing activity and employment. Off of the economic contraction lows, the improvement in much of the data initially resembled the V-shape that many economists had predicted. To be sure, much of the improvement was due to a level of policy stimulus that simply has never been enacted in modern times. The Federal Reserve increased the size of its balance sheet by nearly $3tn since February through a combination of public and private asset purchases as well as US dollar swap lines that were extended to foreign central banks. The European Central Bank, the Bank of Japan, the Bank of England and the People’s Bank of China all acted in a similar fashion. Meanwhile, fiscal authorities across the globe flooded their economies with stimulus of between 10-20% of GDP. As the year drew on, however, the pace of stimulus slowed, and some important high-frequency indicators of employment and consumption began to show weakness once again. By the end of the summer, the Fed’s balance sheet actually started to contract modestly as swap lines were reduced in size. As of this writing, no new fiscal stimulus in the United States had been passed either.

1600 Broadway, Suite 1600, Denver, CO 80202  |  T. 303.763.1810  |  www.KnowledgeLeadersCapital.com

2

By late-August and as of this writing, we had just published a mid-quarter report detailing nine sentiment indicators that are at/near/above the extreme readings historically recorded prior to significant intermediate corrections. It is our belief that the risks of an intermediate decline are higher than average, and we are now advocating a more cautious stance toward equities. Indeed, the financial markets will need to discount myriad risks in the coming months including policy risks, the prospect of persistently high unemployment, COVID-19 risks, and election-related uncertainties. While one or several of these items could easily cause a bout of equity market weakness in the coming quarter, structural support for equities and the economy remain intact. For example, policy interest rates will remain low for the foreseeable future, more fiscal stimulus in the US and around the globe is highly likely to be enacted, investor sentiment toward equities remains muted despite the recent rally in stocks, cash in money market funds (i.e. “cash on the sidelines”) has expanded dramatically, and the US household savings rate recently hit an all-time high, which implies more room for discretionary spending in the future. For these reasons and others, we are likely to view any near-term weakness in global stock prices as an opportunity to add exposure to specific areas of the equity market that may benefit from the early stages of the economic expansion.

In housekeeping news, this year we changed the fund’s primary equity benchmark to the Morningstar Developed Markets Large-Mid Cap Index. We feel the Morningstar suite of indexes has a high degree of transparency and usability, rendering them ideal for benchmarking purposes.

Finally, a personnel announcement: we added Bryce Coward, CFA, as co-portfolio manager of the fund during fiscal 2020. Mr. Coward has been a key contributor to the investment team since joining the firm in 2009.

In this tenth annual letter, we’re delighted the market continues to validate our investment hypothesis. Our strategy is based on the Knowledge Effect, a market inefficiency through which highly innovative companies tend to generate excess returns in the stock market. We seek to achieve the fund’s dual mandate of capital appreciation and capital preservation by combining this equity strategy investing in Knowledge Leaders with a multi-asset approach aimed at limiting downside exposure and volatility.

Thank you for continued support of our strategy.

Steven Vannelli, CFA, and Bryce Coward, CFA

Portfolio Managers

_____

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.KnowledgeLeadersFunds.com.

The views in this letter were as of 8/31/20 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information and Investment Risks

The value of the securities held by the Fund will change due to general market and economic conditions and industry perceptions. Investments in non-US issuers may involve unique risks. Currency fluctuation, adverse political, economic or social developments could undermine the value of the Fund’s investments. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. An investment in a fund that is less diversified across countries or geographic regions is generally riskier than an investment in a more geographically diversified fund.

1600 Broadway, Suite 1600, Denver, CO 80202  |  T. 303.763.1810  |  www.KnowledgeLeadersCapital.com

3

The Custom Index is comprised of 60% of the Morningstar Developed Markets Large-Mid Cap Index and 40% of the Bloomberg Barclays US Treasury Bond Index. Allocations and holdings are subject to change. There are no guarantees the strategies will be successful, or the fund’s investment objective will be met.

Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than expected portfolio performance. Max Drawdown is the maximum single period loss incurred over the interval being measured. Standard deviation is a calculation used to measure variability of a portfolio’s performance. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection. Beta is a measure of the fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market. Downside Capture is used to evaluate how well or poorly an investment manager performed relative to an index during periods when the index has dropped. The Morningstar World Allocation Category portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the US, Canada, Japan, and the larger markets in Europe with less than 50% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-US stocks or bonds.

The Fund’s primary performance benchmark is the Morningstar Developed Markets Large-Mid Cap Index, a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. Indexes are unmanaged and do not reflect fees or expenses. An investor cannot invest directly in an index.

In the risk rating process, 10% of a category’s funds with the lowest measured risk are rated as low risk. The next 22.5% are rated below average, the middle 35% are average, the next 22.5% above average, while the top 10% are rated as high risk. Morningstar measures risk for as many as three periods, three, five and 10 years).

©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. Knowledge Leaders Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Knowledge Leaders Funds or any member of the public regarding the advisability of investing in mutual funds or ETFs generally or in the Knowledge Leaders Funds in particular or the ability of the Knowledge Leaders Funds to track mutual fund or ETF market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE KNOWLEDGE LEADERS FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS OMISSIONS, OR INTERRUPTIONS THEREIN.

1600 Broadway, Suite 1600, Denver, CO 80202  |  T. 303.763.1810  |  www.KnowledgeLeadersCapital.com

4

KL Allocation Fund

FUND PERFORMANCE at August 31, 2020 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Morningstar Developed Markets Large-Mid Cap Index, the Bloomberg Barclays U.S. Treasury Bond Index and the Custom Index. Effective June 30, 2020, the Fund changed its primary performance benchmark from the MSCI All Country World Index to the Morningstar Developed Markets Large-Mid Cap Index. The Advisor believes the Morningstar Developed Markets Large-Mid Cap Index is more transparent and has a clearer set of objective rules, which represents a better equity benchmark compared to the performance of the Fund. The performance graph above is shown for the Fund’s Institutional Class shares, Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Morningstar Developed Markets Large-Mid Cap Index is a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. The Bloomberg Barclays U.S. Treasury Bond Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. The Custom Index is composed of a 60% weighting in the Morningstar Developed Markets Large-Mid Cap Index and a 40% weighting in the Bloomberg Barclays U.S. Treasury Bond Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2020	1 Year	5 Years	Since Inception September 30, 2010
Advisor Class	16.28%	6.91%	7.82%
Institutional Class	16.58%	7.17%	8.11%
Morningstar Developed Markets Large-Mid Cap Index	16.42%	10.32%	9.83%
Bloomberg Barclays U.S. Treasury Bond Index	6.98%	3.90%	3.16%
Custom Index	13.46%	8.07%	7.43%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and month-end performance may be obtained by calling (888) 998-9890.

Expense ratios for the Advisor and Institutional Class shares were 1.49% and 1.24%, respectively, which were stated in the current prospectus dated January 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

KL Allocation Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2020

Number of Shares		Value
	COMMON STOCKS — 46.5%
	COMMUNICATION SERVICES — 2.1%
1,159	Alphabet, Inc. - Class A*	$1,888,625
10,002	Com2uSCorp	934,389
45,000	Nexon Co., Ltd.	1,052,973
		3,875,987
	CONSUMER DISCRETIONARY — 8.4%
21,248	Best Buy Co., Inc.	2,356,616
17,329	eBay, Inc.	949,283
6,758	Flutter Entertainment PLC*	1,110,413
8,469	Garmin Ltd.1	877,473
256,000	Gourmet Master Co., Ltd.	871,795
11,364	Grubhub, Inc.*	822,185
20,979	Hella GmbH & Co. KGaA	1,026,419
49,996	Hennes & Mauritz AB - B Shares	800,274
1,423	Hermes International	1,222,937
7,910	NIKE, Inc. - Class B	885,050
19,143	Pandora A/S	1,397,355
18,270	PulteGroup, Inc.	814,659
30,300	Seria Co., Ltd.	1,339,830
5,511	TopBuild Corp.*	847,592
		15,321,881
	CONSUMER STAPLES — 5.3%
8,487	L'Oreal S.A.	2,816,333
10,485	Monster Beverage Corp.*	879,272
15,800	Nissin Foods Holdings Co., Ltd.	1,581,943
16,660	Reckitt Benckiser Group PLC	1,672,276
116,900	Takara Holdings, Inc.	1,093,936
37,200	Unicharm Corp.	1,620,384
		9,664,144
	HEALTH CARE — 12.8%
10,986	Abbott Laboratories	1,202,637
8,095	Addus HomeCare Corp.*	758,178
8,825	Agilent Technologies, Inc.	886,207
10,415	AstraZeneca PLC	1,156,041
7,313	Bio-Techne Corp.	1,868,179
78,300	Chugai Pharmaceutical Co., Ltd.	3,488,817
19,900	Daiichi Sankyo Co., Ltd.	1,775,141
7,377	Danaher Corp.	1,523,129
16,821	DENTSPLY SIRONA, Inc.	754,758
14,580	Globus Medical, Inc. - Class A*	824,062
2,553	IDEXX Laboratories, Inc.*	998,376
6

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
1,375	Intuitive Surgical, Inc.*	$1,004,905
4,431	Laboratory Corp. of America Holdings*	778,748
12,500	Nippon Shinyaku Co., Ltd.	1,032,839
34,200	Ono Pharmaceutical Co., Ltd.	1,033,151
7,815	PerkinElmer, Inc.	919,982
6,728	Quest Diagnostics, Inc.	748,423
4,373	Sonova Holding A.G.*	1,022,384
66,225	Swedish Orphan Biovitrum A.B.*	1,486,892
		23,262,849
	INDUSTRIALS — 4.0%
4,149	Cummins, Inc.	859,880
10,700	Daikin Industries Ltd.	2,015,508
4,243	Nordson Corp.	791,277
4,203	Parker-Hannifin Corp.	865,860
2,055	Roper Technologies, Inc.	877,876
3,300	SMC Corp.	1,813,411
		7,223,812
	INFORMATION TECHNOLOGY — 5.1%
25,200	Advantest Corp.	1,207,523
3,171	CACI International, Inc. - Class A*	742,616
1,954	Fair Isaac Corp.*	822,224
18,600	FUJIFILM Holdings Corp.	884,719
8,640	Nice Ltd.*	1,983,822
12,600	Omron Corp.	922,861
4,227	Splunk, Inc.*	927,108
11,535	SPS Commerce, Inc.*	921,416
17,109	Trimble, Inc.*	896,683
		9,308,972
	MATERIALS — 8.8%
40,400	Agnico Eagle Mines Ltd.	3,330,739
17,267	Franco-Nevada Corp.	2,596,801
16,395	Koninklijke DSM N.V.	2,625,609
33,984	Polymetal International PLC	922,233
21,623	Royal Gold, Inc.	2,947,647
203,226	Saracen Mineral Holdings Ltd.*	781,636
13,660	Symrise A.G.	1,889,113
15,996	Wheaton Precious Metals Corp.	854,248
		15,948,026
	TOTAL COMMON STOCKS
	(Cost $68,568,194)	84,605,671
7

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2020

Number of Shares		Value
	EXCHANGE-TRADED FUNDS — 10.7%
312,517	Schwab U.S. TIPS ETF	$19,354,178
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $18,252,953)	19,354,178
	MUTUAL FUNDS — 10.7%
1,245,408	Sprott Physical Gold Trust*[1]	19,503,089
	TOTAL MUTUAL FUNDS
	(Cost $15,906,098)	19,503,089
	SHORT-TERM INVESTMENTS — 32.1%
58,354,413	Fidelity Institutional Government Portfolio - Class I, 0.01%[2]	58,354,413
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $58,354,413)	58,354,413

	TOTAL INVESTMENTS — 100.0%
	(Cost $161,081,658)	181,817,351
	Liabilities Less Other Assets — (0.0)%	(12,761)
	TOTAL NET ASSETS — 100.0%	$181,804,590

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

8

KL Allocation Fund

SUMMARY OF INVESTMENTS

As of August 31, 2020

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	17.8%
Japan	11.5%
Canada	3.7%
France	2.2%
Germany	1.6%
United Kingdom	1.6%
Netherlands	1.4%
Sweden	1.3%
Israel	1.1%
Switzerland	1.0%
Denmark	0.8%
Ireland	0.6%
South Korea	0.5%
Cyprus	0.5%
Taiwan	0.5%
Australia	0.4%
Total Common Stocks	46.5%
Exchange-Traded Funds
United States	10.7%
Total Exchange-Traded Funds	10.7%
Mutual Funds
Canada	10.7%
Total Mutual Funds	10.7%
Short-Term Investments	32.1%
Total Investments	100.0%
Liabilities Less Other Assets	(0.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

9

KL Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

As of August 31, 2020

Assets:
Investments, at value (cost $161,081,658)	$181,817,351
Receivables:
Fund shares sold	59,235
Dividends and interest	151,732
Prepaid expenses	31,199
Total Assets	182,059,517

Liabilities:
Payables:
Fund shares redeemed	14,952
Advisory fees	135,835
Shareholder servicing fees (Note 7)	11,122
Distribution fees - Advisor Class (Note 8)	5,231
Fund administration and accounting fees	24,869
Transfer agent fees and expenses	7,145
Custody fees	7,281
Auditing fees	18,700
Shareholder reporting fees	10,628
Trustees' deferred compensation (Note 3)	4,669
Chief Compliance Officer fees	2,304
Trustees' fees and expenses	293
Accrued other expenses	11,898
Total Liabilities	254,927

Net Assets	$181,804,590

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$148,054,227
Total distributable earnings	33,750,363
Net Assets	$181,804,590

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$24,779,964
Shares of beneficial interest issued and outstanding	1,637,819
Redemption price per share	$15.13

Institutional Class Shares:
Net assets applicable to shares outstanding	$157,024,626
Shares of beneficial interest issued and outstanding	10,162,782
Redemption price per share	$15.45

See accompanying Notes to Financial Statements.

10

KL Allocation Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $90,968)	$1,454,947
Interest	354,001
Total investment income	1,808,948

Expenses:
Advisory fees	1,324,532
Shareholder servicing fees (Note 7)	139,578
Distribution fees – Advisor Class (Note 8)	45,489
Fund administration and accounting fees	149,414
Transfer agent fees and expenses	46,550
Custody fees	32,964
Registration fees	27,738
Auditing fees	18,700
Shareholder reporting fees	16,095
Chief Compliance Officer fees	13,755
Legal fees	12,131
Trustees' fees and expenses	9,678
Insurance fees	2,264
Miscellaneous	881
Net expenses	1,839,769
Net investment loss	(30,821)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,518,377
Foreign currency transactions	(241,132)
Net realized gain	13,277,245
Net change in unrealized appreciation/depreciation on:
Investments	9,746,991
Foreign currency translations	5,666
Net change in unrealized appreciation/depreciation	9,752,657
Net realized and unrealized gain	23,029,902

Net Increase in Net Assets from Operations	$22,999,081

See accompanying Notes to Financial Statements.

11

KL Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(30,821)	$2,174,030
Net realized gain on investments and foreign currency transactions	13,277,245	10,620,861
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	9,752,657	(12,364,383)
Net increase from payment by affiliates (Note 3)	-	679
Net increase in net assets resulting from operations	22,999,081	431,187

Distributions to Shareholders:
Distributions:
Advisor Class	(1,029,008)	(1,543,961)
Institutional Class	(8,084,296)	(14,295,177)
Total distributions to shareholders	(9,113,304)	(15,839,138)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	12,195,856	1,091,304
Institutional Class	56,563,726	21,750,249
Reinvestment of distributions:
Advisor Class	1,013,256	1,525,353
Institutional Class	7,862,867	14,086,026
Cost of shares redeemed:
Advisor Class	(7,796,069)	(19,392,235)
Institutional Class	(53,317,069)	(219,398,332)
Net increase (decrease) in net assets from capital transactions	16,522,567	(200,337,635)

Total increase (decrease) in net assets	30,408,344	(215,745,586)

Net Assets:
Beginning of period	151,396,246	367,141,832
End of period	$181,804,590	$151,396,246
Capital Share Transactions:
Shares sold:
Advisor Class	856,276	83,715
Institutional Class	3,875,536	1,650,673
Shares reinvested:
Advisor Class	78,183	121,833
Institutional Class	595,221	1,108,263
Shares redeemed:
Advisor Class	(546,087)	(1,476,305)
Institutional Class	(3,772,432)	(16,578,699)
Net increase (decrease) in capital share transactions	1,086,697	(15,090,520)

See accompanying Notes to Financial Statements.

12

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.92	$14.05	$14.65	$14.55	$13.90
Income from Investment Operations:
Net investment income (loss) [1]	(0.03)	0.11	0.02	0.06	- [2]
Net realized and unrealized gain (loss)	2.14	0.60	(0.16)	0.48	1.40
Net increase from payments by affiliates (Note 3)	-	- [2]	-	0.01	-
Total from investment operations	2.11	0.71	(0.14)	0.55	1.40

Less Distributions:
From net investment income	-	-	(0.04)	(0.04)	-
From net realized gain	(0.90)	(0.84)	(0.42)	(0.41)	(0.75)
Total distributions	(0.90)	(0.84)	(0.46)	(0.45)	(0.75)

Redemption Fee Proceeds[1]	- [3]	- [3]	- [3]	- [2]	- [2]
Net asset value, end of period	$15.13	$13.92	$14.05	$14.65	$14.55

Total return[4]	16.28%	5.71%[5]	(1.09)%	4.07%[6]	10.38%[7]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,780	$17,389	$35,415	$54,312	$70,186

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.47%	1.45%	1.46%	1.45%	1.44%
After fees waived and expenses absorbed/recovered	1.47%	1.45%	1.46%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(0.24)%	0.80%	0.12%	0.46%	0.03%
After fees waived and expenses absorbed/recovered	(0.24)%	0.80%	0.12%	0.46%	0.02%

Portfolio turnover rate	215%	212%	87%	117%	104%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Effective September 30, 2016, the Fund no longer imposes a redemption fee.
[4]	These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Payment by affiliates had no impact to the total return (Note 3).
[6]	The Advisor voluntarily reimbursed the Fund $318,760 for commissions on investment transactions. The payment had a positive 0.08% impact to the total return.
[7]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.

See accompanying Notes to Financial Statements.

13

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.16	$14.25	$14.85	$14.74	$14.04
Income from Investment Operations:
Net investment income[1]	- [2]	0.14	0.06	0.10	0.04
Net realized and unrealized gain (loss)	2.19	0.61	(0.16)	0.48	1.41
Net increase from payments by affiliates (Note 3)	-	- [2]	-	0.01	-
Total from investment operations	2.19	0.75	(0.10)	0.59	1.45

Less Distributions:
From net investment income	-	-	(0.08)	(0.07)	-
From net realized gain	(0.90)	(0.84)	(0.42)	(0.41)	(0.75)
Total distributions	(0.90)	(0.84)	(0.50)	(0.48)	(0.75)

Redemption Fee Proceeds[1]	- [3]	- [3]	- [3]	- [2]	- [2]
Net asset value, end of period	$15.45	$14.16	$14.25	$14.85	$14.74

Total return[4]	16.58%	5.93%[5]	(0.81)%	4.31%[6]	10.64%[7]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$157,025	$134,007	$331,727	$414,253	$340,143

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.22%	1.20%	1.21%	1.20%	1.19%
After fees waived and expenses absorbed/recovered	1.22%	1.20%	1.21%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.01%	1.04%	0.37%	0.71%	0.28%
After fees waived and expenses absorbed/recovered	0.01%	1.04%	0.37%	0.71%	0.27%

Portfolio turnover rate	215%	212%	87%	117%	104%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Effective September 30, 2016, the Fund no longer imposes a redemption fee.
[4]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Payment by affiliates had no impact to the total return (Note 3).
[6]	The Advisor voluntarily reimbursed the Fund $318,760 for commissions on investment transactions. The payment had a positive 0.07% impact to the total return.
[7]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.

See accompanying Notes to Financial Statements.

14

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

Note 1 – Organization

KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

15

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2020

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Short-Term Investments

The Fund invests a significant amount (32.1% as of August 31, 2020) in the Fidelity Institutional Government Portfolio - Class I (“FIGXX”). FIGXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2020 Annual report of the Fidelity Institutional Government Portfolio - Class I was 0.18%.

(e) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

16

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2020

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended August 31, 2017-2019 and as of and during the year ended August 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

17

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2020

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

The Advisor reimbursed the Fund $679 for losses from a trade error during the year ended August 31, 2019. This amount is reported on the Fund’s Statements of Changes and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the total return.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2020 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

18

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2020 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At August 31, 2020, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$164,718,985

Gross unrealized appreciation	$17,981,955
Gross unrealized depreciation	(883,589)
Net unrealized appreciation on investments	$17,098,366

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in investments in passive foreign investment companies ("PFICs").

As of August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,128,141
Undistributed long-term capital gains	1,524,035
Tax distributable earnings	16,652,176

Accumulated capital and other losses	-

Net unrealized appreciation on investments	17,098,366
Net unrealized depreciation on foreign currency translations	4,490
Unrealized deferred compensation	(4,669)

Total accumulated earnings	$33,750,363

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$233,039	$-
Net long-term capital gains	8,880,265	15,839,138
Total distributions paid	$9,113,304	$15,839,138

19

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2020

Note 5 – Redemption Fee

Effective September 30, 2016, the Fund no longer imposed a 2% redemption fee on all shares redeemed within 90 days of purchase.

Note 6 – Investment Transactions

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments, were $251,098,503 and $275,136,213, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2020, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

20

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2020

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stock
Communication Services	$1,888,625	$1,987,362	$-	$3,875,987
Consumer Discretionary	8,579,277	6,742,604	-	15,321,881
Consumer Staples	879,272	8,784,872	-	9,664,144
Health Care	12,267,584	10,995,265	-	23,262,849
Industrials	3,394,893	3,828,919	-	7,223,812
Information Technology	4,310,047	4,998,925	-	9,308,972
Materials	9,729,435	6,218,591	-	15,948,026
Exchange-Traded Funds	19,354,178	-	-	19,354,178
Mutual Funds	19,503,089	-	-	19,503,089
Short-Term Investments	58,354,413	-	-	58,354,413
Total Investments	$138,260,813	$43,556,538	$-	$181,817,351

*	In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $43,556,538 of investment securities were classified as Level 2 instead of Level 1.
**	The Fund did not hold any Level 3 securities at period end.

Note 11 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

21

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2020

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the KL Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the KL Allocation Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
October 30, 2020

23

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the period ended August 31, 2020, 6.16% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the period ended August 31, 2020, 1.03% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended August 31, 2020, the Fund designates $8,880,265 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

24

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

25

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

26

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 55 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Knowledge Leaders World ETF which is offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

27

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 11-12, 2020, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Knowledge Leaders Capital, LLC (the “Investment Advisor”) with respect to the KL Allocation Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of a published, broad-based all country world index (the “Index”), the Bloomberg Barclays U.S. Treasury Bond Index (the “Bloomberg Barclays Index”), and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s World Allocation fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2019; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was above the Bloomberg Barclays Index return, but below the Fund Universe median return, the Peer Group median return, and the Index return by 0.51%, 1.27%, and 3.99%, respectively. The Fund’s annualized total return for the three-year period was above the Bloomberg Barclays Index return, but below the Fund Universe median return by 2.58%, the Peer Group median return by 3.19%, and the Index return by 7.45%. For the one-year period, the Fund’s total return was above the Bloomberg Barclays Index return, but below the Peer Group and Fund Universe median returns and the Index return by 3.14%, 3.24%, and 13.00%, respectively. The Trustees considered the Investment Advisor’s observations that on a risk-adjusted basis, the Fund outperformed the Peer Group median returns over the one-, three-, and five-year periods, and that unlike the Fund, few funds in the Peer Group included downside protection as an investment mandate. The Trustees noted the Investment Advisor’s explanation that the Fund’s underperformance relative to the Index over the one-year period was due to the Fund’s underweight allocation to U.S. equities in 2019.

28

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.10% and 0.15%, respectively. The Trustees considered the Investment Advisor’s belief that the Fund’s advisory fee is justified because of its dual investment objectives, which result in a more complicated portfolio than many of the funds in the Fund Universe. The Trustees noted that the advisory fee charged by the Investment Advisor to the Fund is higher than the fees the Investment Advisor typically charges to manage wrap-fee and managed-account programs using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s wrap-fee and managed-account programs.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.25% and 0.36%, respectively. The Trustees considered that the Fund’s total expenses were high in part because the Fund’s advisory fee was high. The Trustees also noted that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2019, noting that the Investment Advisor had not realized a profit with respect to the Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. In that connection, the Trustees also considered that the Investment Advisor was sharing the benefits of any potential economies of scale with the Fund’s shareholders by investing in enhancements to the firm’s compliance and operational infrastructure.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

29

KL Allocation Fund

EXPENSE EXAMPLE

For the Six Months Ended August 31, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

KL Allocation Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/20	8/31/20	3/1/20-8/31/20
Advisor Class	Actual Performance	$1,000.00	$1,145.30	$7.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.80	7.40
Institutional Class	Actual Performance	$1,000.00	$1,147.00	$6.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.07	6.13

*	Expenses are equal to the Fund's annualized expense ratio of 1.46% and 1.21% for Advisor Class and Institutional Class, respectively,multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). Assumes all dividends and distributions were reinvested.
30

KL Allocation Fund

A series of Investment Managers Series Trust

Investment Advisor

Knowledge Leaders Capital, LLC

1600 Broadway, Suite 1600

Denver, Colorado 80202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
KL Allocation Fund - Advisor Class	GAVAX	461 418 667
KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the KL Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the KL Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 998-9890.

KL Allocation Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2020	FYE 08/31/2019
Audit Fees	$ 15,900	$ 15,600
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2020	FYE 08/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 08/31/2020	FYE 08/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/06/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/06/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/06/2020